Exhibit 99.3

Jack Donovan

Investor Day 2005

President

ARAMARK

BUSINESS, SPORTS AND ENTERTAINMENT

Sectors Served

Business & Industry Corrections Stadiums & Arenas Convention Centers & Parks

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Business & Industry

Business Dining Refreshments Conference Centers

Opportunity

B&I revenue opportunity over $30 billion

Solutions for any size B&I client

Refreshments applications for sites with 20 or more people Business dining for sites with over 500 employees Emerging integrated facility management model for office locations

Food, plant operation & maintenance, housekeeping, mailroom services, meeting planning, and conference center management

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Business and Industry Scan

Trend

Stable employment levels

Employers desire to drive productivity

Client organizations are working to reduce costs

Customers demand “retail” experience

Availability of customer facing technology

ARAMARK Implication

Base business growth from higher participation and check averages.

Entice employees to remain on-site. Dining, refreshment services, catering, convenience retailing build employee satisfaction.

Utilize capability to respond to national procurement processes. Manage cost to reduce/eliminate client subsidy.

Provide fresh, continually updated dining concepts. Use a blend of national, local and ARAMARK brands. Emphasis on appealing to the health conscious.

Use single cup brewing systems to deliver high quality branded refreshments. Use hand held technology.

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

“It’s a New Day”

Fast Facts

Every employee who buys one more meal onsite a week adds 11.8 more hours worked annually.

Fast Facts

Employees spend an average 37% less time away from work when they buy their main meal at the onsite dining service.

When we ask clients what’s important, they consistently respond:

Productivity

Lower healthcare costs Morale Employee satisfaction

According to a survey published by Chief Executive magazine, CEOs see people issues as the most important rising factor in creating shareholder value.

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Customer-Centric Programming

Focus Groups

Daypart/Neighborhood Planning

Works Best If

Growth Plan Tactics Brand Strategy

National Research

Account Strategy

Solution Set

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Business Customer Segments

LIGHT/NON USERS

0 – 1X per week

Get Away Brown Baggers = 24% *Healthy Desk Brown Baggers = 18%

HEAVY USERS 4 – 5X per week

Convenience Café Lovers = 15% Time Pressed Refuelers = 11%

42%

32%

26%

*Greatest opportunities to deliver new solutions

Business, Sports and Entertainment

Education and Healthcare

International

MEDIUM USERS 2 -3X per week

Relaxed Offsite Eaters = 10% *Healthy Offsite Eaters = 22%

Uniforms

How Do We Create a Customer Centric Experience?

Everyday Favorites Including:

Business, Sports and Entertainment

And…Guest Restaurants!

Education and Healthcare

International

Uniforms

Personal – Memorable – Ever Changing

Training

Communication

Brand Positioning

Merchandising

Standards of Operation

Image & Environment

Targeted Menu Mix

Education and Healthcare

Business, Sports and Entertainment

International

Uniforms

Refreshment Services

Equipment

Environment

Solutions

Technology

Complete Breaktime Experience

Service

Brands

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Refreshment Services –National Account Management

Most experienced national refreshments company

Provide combined office coffee and vending

Client Benefits with ARAMARK:

Dedicated ARAMARK National Account Manager Most comprehensive refreshments product line Centralized billing and reporting

RefreshTECH

World class service culture

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Corrections

Opportunity

1,200 state facilities

–$ 1.5 billion food, $900 million commissary

– 80% unconverted

3,100 county facilities

–$ 1 billion food, $600 million commissary

– Commissary and property room management serve as base business build-outs

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Corrections Scan

Trend

State systems strive to control costs & improve service levels

County budgets continue to tighten

Inmate populations continue to grow modestly

ARAMARK Implication

Focus on state system conversion. “OpEx” model insures compliance.

Assist self-op counties in taking a “second look” at contracting. Offer efficient operation of commissary and property rooms.

New product and service offerings to spur base business growth. Build commissary check average through marketing programs.

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Growth Strategy – Corrections

Continued focus on state systems Conversion of remaining county programs Commissary focus Property room add-ons to existing food/commissary accounts

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Sports & Entertainment

Stadiums & Arenas Cultural Attractions, Convention Centers & Parks

Opportunity – Sports

Exceeds $8 billion food & retail

Major league professional sports venues

Baseball, Football, Basketball, Hockey

Top tier minor league venues

Baseball

Emerging professional sports leagues

Indoor lacrosse

Indoor soccer

Arena League Football

Amphitheatres over 5,000 seats

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Pro Partnership Roster –Stadiums & Arenas

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Opportunity- Convention Centers, Parks and Cultural Attractions

Exceeds $6 billion food & retail

Serves 5 of the “Big Ten” convention centers

Las Vegas, New Orleans, Philadelphia, Anaheim, Los Angeles

Parks

Lake Powell, Denali, Lake Tahoe

Day parks/cultural attractions

Ellis Island, Hearst Castle, Baltimore Science Center

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Sports & Entertainment Scan

Trend

Major Leagues create a better fan experience

Increasing use of customer facing technology

Minor leagues seek to emulate the fan experience created by the major leagues

Increasing demand for trade show and professional association events

Tourism returning after 9/11

ARAMARK Implication

Unique offerings by venue. Utilize local sports celebrity into brand offerings.

Expand use of handheld technology.

Increase focus on minor league teams—70% unconverted.

Marketing ARAMARK operated venues with client organizations. Additional opportunity for concession sales.

Base business growth through increased customer counts at lodging and day parks.

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Customer Facing Technology

Fan

Experience Enhance

Demonstrate Innovation

RecognizeFans’

Valuable

‘Most

Per

Capita Increase

Spend

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Improve the Fan Interaction

Cashless

Ease of use for families

Ease of use for client entertainment

Proven higher spend

Improves speed of service

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Spend Comparison: Per Capita

2x

Game 6

General

Concessions

Game 6

Club Level

Concessions

Game 6

Diamond Club

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Case Study:

Adding Value to S&E Clients

Per Capita Spending At Fenway Park

9.4% .

9.0% .

Yawkey Way

Concourse,

Rt Field Restaurant

14.0% .

13.9% .

2000 2001 2002 2003 2004

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Jack Donovan

President

ARAMARK BUSINESS, SPORTS AND ENTERTAINMENT